Intangible Assets - Estimated Aggregate Amortization Expense (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Sep. 30, 2013	Sep. 30, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
2014	$ 737	$ 1,079
2015	141	736
2016	51	141
2017	33	51
2018		33
Intangible Assets, Net	$ 1,735	$ 2,040	$ 5,242